Stockholders' Equity	12 Months Ended
Dec. 31, 2014
Stockholders' Equity (Note 12)
Stockholders' Equity

Note 12 - Stockholders’ Equity

Payment of dividends on the common stock is subject to determination and declaration by the Board of Directors and depends on a number of factors, including capital requirements, regulatory limitation on payment of dividends, the Bank’s results of operations and financialcondition, tax considerations, and general economic conditions.

The Bank is subject to various regulatory capital requirements administered by the Office of the Comptroller of the Currency (OCC). Failure to meet certain capital requirements can initiate certain mandatory and possibly additional discretionary action by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off balance sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators regarding components, risk-weightings, and other factors.

During the most recent regulatory examination, the OCC categorized the Bank as “well-capitalized” per definition of 12 CFR Section 565.4(b)(1). To be categorized as well-capitalized, the Bank must maintain minimum total risk-based, tier 1 risk based, and tangible equity ratios as set forth in the table below. There are no conditions or events since that notification that management believes have changed the Bank’s categorization. Consolidated data has not been disclosed as the amounts and ratios are not significantly different.

In 2013 the federal banking agencies issued revisions to the existing capital rules to incorporate certain changes to the Basel capital framework, including Basel III and other elements. The intent is to strengthen the definition of regulatory capital, increase risk-based capital requirements, and make selected changes to the calculation of risk-weighted assets. Beginning January 1, 2015, banks transitioned to the new rules and will report results with the first call report of 2015. As part of the new rules there are several provisions affecting the Company, such as the implementation of a new common tier ratio, the start of a capital conservation buffer, and increased prompt corrective action capital adequacy thresholds.

	Actual		For Capital Adequacy Purposes		To be Categorized as Well-Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)

December 31, 2014

Total capital (to risk-weighted assets)	$29,092	16.9%	$13,778	8.0%	$17,223	10.0%

Tier 1 capital (to risk-weighted assets)	$27,662	16.1%	$6,889	4.0%	$10,334	6.0%

Tangible capital (to tangible assets)	$27,662	8.5%	$4,858	1.5%	$6,477	2.0%

December 31, 2013

Total capital (to risk-weighted assets)	$24,033	17.9%	$10,748	8.0%	$13,436	10.0%

Tier 1 capital (to risk-weighted assets)	$22,563	16.8%	$5,374	4.0%	$8,061	6.0%

Tangible capital (to tangible assets)	$22,563	10.8%	$3,137	1.5%	$4,183	2.0%